RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2022

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 28 through 35 for “Comments on Regulation G.”
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995; Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(324,913)	$456,818	$(719,326)	$165,884
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$238,132	$278,050	$390,077	$282,445

Underwriting income
Gross premiums written	$2,464,639	$2,094,158	$5,407,603	$4,746,600
Net premiums written	1,863,616	1,512,292	4,028,833	3,336,375
Underwriting income (loss)	316,386	328,976	516,664	293,216

Net claims and claim expense ratio:
Current accident year	51.4%	48.0%	54.7%	61.7%
Prior accident years	(2.9)%	(4.4)%	(2.1)%	(2.6)%
Calendar year	48.5%	43.6%	52.6%	59.1%

Acquisition expense ratio	24.8%	23.9%	25.0%	23.6%
Operating expense ratio	5.0%	4.9%	4.8%	4.8%
Combined ratio	78.3%	72.4%	82.4%	87.5%

Fee income
Management fee income	$30,707	$31,970	$57,929	$60,494
Performance fee income	3,548	14,187	4,676	9,652
Total fee income	$34,255	$46,157	$62,605	$70,146

Investment Results - Managed
Net investment income	$107,211	$80,925	$190,902	$160,729
Net realized and unrealized gains (losses) on investments	(654,107)	191,018	(1,327,124)	(154,545)
Total investment result	$(546,896)	$271,943	$(1,136,222)	$6,184
Total investment return - annualized	(10.1)%	5.2%	(10.5)%	0.1%

Investment Results - Retained (1)
Net investment income	$74,983	$62,982	$137,658	$125,580
Net realized and unrealized gains (losses) on investments	(576,071)	187,391	(1,160,694)	(131,297)
Total investment result	$(501,088)	$250,373	$(1,023,036)	$(5,717)
Total investment return - annualized	(13.6)%	7.4%	(13.9)%	(0.1)%
(1)    See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

1

Financial Highlights - Per Share Data & ROE

	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(7.53)	$9.36	$(16.64)	$3.36
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(7.53)	$9.35	$(16.64)	$3.35
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$5.51	$5.64	$8.99	$5.73

Book value per common share	$113.69	$139.35	$113.69	$139.35
Tangible book value per common share (1)	$107.79	$133.75	$107.79	$133.75
Tangible book value per common share plus accumulated dividends (1)	$132.05	$156.55	$132.05	$156.55
Change in tangible book value per common share plus change in accumulated dividends (1)	(6.4)%	6.7%	(14.0)%	1.0%

Average shares outstanding - basic	43,170	48,163	43,264	48,871
Average shares outstanding - diluted	43,170	48,226	43,264	48,940

Return on average common equity - annualized	(25.1)%	27.6%	(26.6)%	4.9%
Operating return on average common equity - annualized (1)	18.4%	16.8%	14.4%	8.4%
(1)    See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Revenues
Gross premiums written	$2,464,639	$2,094,158	$5,407,603	$4,746,600
Net premiums written	$1,863,616	$1,512,292	$4,028,833	$3,336,375
Decrease (increase) in unearned premiums	(407,233)	(319,502)	(1,086,025)	(989,749)
Net premiums earned	1,456,383	1,192,790	2,942,808	2,346,626
Net investment income	107,211	80,925	190,902	160,729
Net foreign exchange gains (losses)	(50,821)	3,234	(66,307)	(19,554)
Equity in earnings (losses) of other ventures	7,383	8,732	993	3,174
Other income (loss)	923	586	2,116	2,757
Net realized and unrealized gains (losses) on investments	(654,107)	191,018	(1,327,124)	(154,545)
Total revenues	866,972	1,477,285	1,743,388	2,339,187
Expenses
Net claims and claim expenses incurred	706,239	520,021	1,547,972	1,387,072
Acquisition expenses	361,238	285,590	737,745	552,824
Operational expenses	72,520	58,203	140,427	113,514
Corporate expenses	12,352	10,125	24,854	20,530
Interest expense	11,895	11,833	23,850	23,745
Total expenses	1,164,244	885,772	2,474,848	2,097,685
Income (loss) before taxes	(297,272)	591,513	(731,460)	241,502
Income tax benefit (expense)	30,534	(13,862)	67,241	5,654
Net income (loss)	(266,738)	577,651	(664,219)	247,156
Net (income) loss attributable to redeemable noncontrolling interests	(49,331)	(113,544)	(37,419)	(66,694)
Net income (loss) attributable to RenaissanceRe	(316,069)	464,107	(701,638)	180,462
Dividends on preference shares	(8,844)	(7,289)	(17,688)	(14,578)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(324,913)	$456,818	$(719,326)	$165,884

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(7.53)	$9.36	$(16.64)	$3.36
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(7.53)	$9.35	$(16.64)	$3.35
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$5.51	$5.64	$8.99	$5.73

Return on average common equity - annualized	(25.1)%	27.6%	(26.6)%	4.9%
Operating return on average common equity - annualized (1)	18.4%	16.8%	14.4%	8.4%

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	June 30, 2022	December 31, 2021
Assets
Fixed maturity investments trading, at fair value – amortized cost $13,749,254 at June 30, 2022 (December 31, 2021 – $13,552,579)	$13,085,367	$13,507,131
Short term investments, at fair value	4,429,483	5,298,385
Equity investments trading, at fair value	692,747	546,016
Other investments, at fair value	2,314,232	1,993,059
Investments in other ventures, under equity method	75,979	98,068
Total investments	20,597,808	21,442,659
Cash and cash equivalents	1,398,095	1,859,019
Premiums receivable	5,408,217	3,781,542
Prepaid reinsurance premiums	1,354,565	854,722
Reinsurance recoverable	4,206,459	4,268,669
Accrued investment income	75,302	55,740
Deferred acquisition costs and value of business acquired	1,089,426	849,160
Receivable for investments sold	279,442	380,442
Other assets	384,436	224,053
Goodwill and other intangibles	240,647	243,496
Total assets	$35,034,397	$33,959,502
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$13,442,806	$13,294,630
Unearned premiums	5,117,217	3,531,213
Debt	1,169,393	1,168,353
Reinsurance balances payable	4,385,834	3,860,963
Payable for investments purchased	517,753	1,170,568
Other liabilities	309,938	755,441
Total liabilities	24,942,941	23,781,168
Redeemable noncontrolling interests	4,352,797	3,554,053
Shareholders' Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at June 30, 2022 (December 31, 2021 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 43,881,035 shares issued and outstanding at June 30, 2022 (December 31, 2021 – 44,444,831)	43,881	44,445
Additional paid-in capital	479,085	608,121
Accumulated other comprehensive loss	(15,168)	(10,909)
Retained earnings	4,480,861	5,232,624
Total shareholders' equity attributable to RenaissanceRe	5,738,659	6,624,281
Total liabilities, noncontrolling interests and shareholders' equity	$35,034,397	$33,959,502

Book value per common share	$113.69	$132.17

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended June 30, 2022			Three months ended June 30, 2021
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$1,218,321	$1,246,318	$2,464,639	$1,183,556	$910,602	$2,094,158
Net premiums written	$887,975	$975,641	$1,863,616	$803,335	$708,957	$1,512,292
Net premiums earned	$623,581	$832,802	$1,456,383	$560,397	$632,393	$1,192,790
Net claims and claim expenses incurred	171,924	534,315	706,239	97,150	422,871	520,021
Acquisition expenses	137,567	223,671	361,238	109,238	176,352	285,590
Operational expenses	49,627	22,893	72,520	38,887	19,316	58,203
Underwriting income (loss)	$264,463	$51,923	$316,386	$315,122	$13,854	$328,976

Net claims and claim expenses incurred:
Current accident year	$206,976	$542,220	$749,196	$148,133	$423,917	$572,050
Prior accident years	(35,052)	(7,905)	(42,957)	(50,983)	(1,046)	(52,029)
Total	$171,924	$534,315	$706,239	$97,150	$422,871	$520,021

Net claims and claim expense ratio:
Current accident year	33.2%	65.1%	51.4%	26.4%	67.0%	48.0%
Prior accident years	(5.6)%	(0.9)%	(2.9)%	(9.1)%	(0.1)%	(4.4)%
Calendar year	27.6%	64.2%	48.5%	17.3%	66.9%	43.6%
Acquisition expense ratio	22.0%	26.9%	24.8%	19.5%	27.9%	23.9%
Operating expense ratio	8.0%	2.7%	5.0%	6.9%	3.1%	4.9%
Combined ratio	57.6%	93.8%	78.3%	43.8%	97.8%	72.4%

5

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Six months ended June 30, 2022			Six months ended June 30, 2021
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$2,561,829	$2,845,774	$5,407,603	$2,800,375	$1,946,225	$4,746,600
Net premiums written	$1,778,141	$2,250,692	$4,028,833	$1,811,795	$1,524,580	$3,336,375
Net premiums earned	$1,242,172	$1,700,636	$2,942,808	$1,165,563	$1,181,063	$2,346,626
Net claims and claim expenses incurred	431,685	1,116,287	1,547,972	595,982	791,090	1,387,072
Acquisition expenses	264,663	473,082	737,745	221,992	330,832	552,824
Operational expenses	96,559	43,868	140,427	74,262	39,252	113,514
Underwriting income (loss)	$449,265	$67,399	$516,664	$273,327	$19,889	$293,216

Net claims and claim expenses incurred:
Current accident year	$483,495	$1,125,267	$1,608,762	$652,127	$796,006	$1,448,133
Prior accident years	(51,810)	(8,980)	(60,790)	(56,145)	(4,916)	(61,061)
Total	$431,685	$1,116,287	$1,547,972	$595,982	$791,090	$1,387,072

Net claims and claim expense ratio:
Current accident year	38.9%	66.2%	54.7%	55.9%	67.4%	61.7%
Prior accident years	(4.1)%	(0.6)%	(2.1)%	(4.8)%	(0.4)%	(2.6)%
Calendar year	34.8%	65.6%	52.6%	51.1%	67.0%	59.1%
Acquisition expense ratio	21.2%	27.8%	25.0%	19.0%	28.0%	23.6%
Operating expense ratio	7.8%	2.6%	4.8%	6.4%	3.3%	4.8%
Combined ratio	63.8%	96.0%	82.4%	76.5%	98.3%	87.5%

6

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend
	Total
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Gross premiums written	$2,464,639	$2,942,964	$1,313,018	$1,774,180	$2,094,158
Net premiums written	$1,863,616	$2,165,217	$1,116,560	$1,486,440	$1,512,292
Net premiums earned	$1,456,383	$1,486,425	$1,341,290	$1,506,265	$1,192,790
Net claims and claim expenses incurred	706,239	841,733	690,970	1,798,045	520,021
Acquisition expenses	361,238	376,507	333,986	328,048	285,590
Operational expenses	72,520	67,907	39,673	58,997	58,203
Underwriting income (loss)	$316,386	$200,278	$276,661	$(678,825)	$328,976

Net claims and claim expenses incurred:
Current accident year	$749,196	$859,566	$731,729	$1,945,695	$572,050
Prior accident years	(42,957)	(17,833)	(40,759)	(147,650)	(52,029)
Total	$706,239	$841,733	$690,970	$1,798,045	$520,021

Net claims and claim expense ratio:
Current accident year	51.4%	57.8%	54.6%	129.2%	48.0%
Prior accident years	(2.9)%	(1.2)%	(3.1)%	(9.8)%	(4.4)%
Calendar year	48.5%	56.6%	51.5%	119.4%	43.6%
Acquisition expense ratio	24.8%	25.3%	24.9%	21.8%	23.9%
Operating expense ratio	5.0%	4.6%	3.0%	3.9%	4.9%
Combined ratio	78.3%	86.5%	79.4%	145.1%	72.4%

7

Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend
	Property
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Gross premiums written	$1,218,321	$1,343,508	$384,657	$773,692	$1,183,556
Net premiums written	$887,975	$890,166	$375,112	$681,095	$803,335
Net premiums earned	$623,581	$618,591	$626,359	$816,376	$560,397
Net claims and claim expenses incurred	171,924	259,761	243,356	1,323,678	97,150
Acquisition expenses	137,567	127,096	131,007	134,179	109,238
Operational expenses	49,627	46,932	28,898	40,448	38,887
Underwriting income (loss)	$264,463	$184,802	$223,098	$(681,929)	$315,122

Net claims and claim expenses incurred:
Current accident year	$206,976	$276,519	$274,649	$1,469,613	$148,133
Prior accident years	(35,052)	(16,758)	(31,293)	(145,935)	(50,983)
Total	$171,924	$259,761	$243,356	$1,323,678	$97,150

Net claims and claim expense ratio:
Current accident year	33.2%	44.7%	43.8%	180.0%	26.4%
Prior accident years	(5.6)%	(2.7)%	(4.9)%	(17.9)%	(9.1)%
Calendar year	27.6%	42.0%	38.9%	162.1%	17.3%
Acquisition expense ratio	22.0%	20.5%	20.9%	16.4%	19.5%
Operating expense ratio	8.0%	7.6%	4.6%	5.0%	6.9%
Combined ratio	57.6%	70.1%	64.4%	183.5%	43.8%

8

Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend
	Casualty and Specialty
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Gross premiums written	$1,246,318	$1,599,456	$928,361	$1,000,488	$910,602
Net premiums written	$975,641	$1,275,051	$741,448	$805,345	$708,957
Net premiums earned	$832,802	$867,834	$714,931	$689,889	$632,393
Net claims and claim expenses incurred	534,315	581,972	447,614	474,367	422,871
Acquisition expenses	223,671	249,411	202,979	193,869	176,352
Operational expenses	22,893	20,975	10,775	18,549	19,316
Underwriting income (loss)	$51,923	$15,476	$53,563	$3,104	$13,854

Net claims and claim expenses incurred:
Current accident year	$542,220	$583,047	$457,080	$476,082	$423,917
Prior accident years	(7,905)	(1,075)	(9,466)	(1,715)	(1,046)
Total	$534,315	$581,972	$447,614	$474,367	$422,871

Net claims and claim expense ratio:
Current accident year	65.1%	67.2%	63.9%	69.0%	67.0%
Prior accident years	(0.9)%	(0.1)%	(1.3)%	(0.2)%	(0.1)%
Calendar year	64.2%	67.1%	62.6%	68.8%	66.9%
Acquisition expense ratio	26.9%	28.7%	28.4%	28.1%	27.9%
Operating expense ratio	2.7%	2.4%	1.5%	2.7%	3.1%
Combined ratio	93.8%	98.2%	92.5%	99.6%	97.8%

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended June 30, 2022			Three months ended June 30, 2021
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$803,333	$414,988	$1,218,321	$761,323	$422,233	$1,183,556
Net premiums written	$498,504	$389,471	$887,975	$403,272	$400,063	$803,335
Net premiums earned	$279,770	$343,811	$623,581	$272,309	$288,088	$560,397
Net claims and claim expenses incurred	(3,748)	175,672	171,924	(34,068)	131,218	97,150
Acquisition expenses	37,634	99,933	137,567	32,103	77,135	109,238
Operational expenses	40,392	9,235	49,627	30,610	8,277	38,887
Underwriting income (loss)	$205,492	$58,971	$264,463	$243,664	$71,458	$315,122

Net claims and claim expenses incurred:
Current accident year	$28,553	$178,423	$206,976	$16,573	$131,560	$148,133
Prior accident years	(32,301)	(2,751)	(35,052)	(50,641)	(342)	(50,983)
Total	$(3,748)	$175,672	$171,924	$(34,068)	$131,218	$97,150

Net claims and claim expense ratio:
Current accident year	10.2%	51.9%	33.2%	6.1%	45.7%	26.4%
Prior accident years	(11.5)%	(0.8)%	(5.6)%	(18.6)%	(0.2)%	(9.1)%
Calendar year	(1.3)%	51.1%	27.6%	(12.5)%	45.5%	17.3%
Acquisition expense ratio	13.4%	29.1%	22.0%	11.8%	26.8%	19.5%
Operating expense ratio	14.4%	2.7%	8.0%	11.2%	2.9%	6.9%
Combined ratio	26.5%	82.8%	57.6%	10.5%	75.2%	43.8%

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Six months ended June 30, 2022			Six months ended June 30, 2021
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,689,424	$872,405	$2,561,829	$1,892,448	$907,927	$2,800,375
Net premiums written	$1,100,291	$677,850	$1,778,141	$1,063,392	$748,403	$1,811,795
Net premiums earned	$558,767	$683,405	$1,242,172	$613,289	$552,274	$1,165,563
Net claims and claim expenses incurred	71,507	360,178	431,685	299,943	296,039	595,982
Acquisition expenses	72,442	192,221	264,663	73,481	148,511	221,992
Operational expenses	78,534	18,025	96,559	58,976	15,286	74,262
Underwriting income (loss)	$336,284	$112,981	$449,265	$180,889	$92,438	$273,327

Net claims and claim expenses incurred:
Current accident year	$132,118	$351,377	$483,495	$355,048	$297,079	$652,127
Prior accident years	(60,611)	8,801	(51,810)	(55,105)	(1,040)	(56,145)
Total	$71,507	$360,178	$431,685	$299,943	$296,039	$595,982

Net claims and claim expense ratio:
Current accident year	23.6%	51.4%	38.9%	57.9%	53.8%	55.9%
Prior accident years	(10.8)%	1.3%	(4.1)%	(9.0)%	(0.2)%	(4.8)%
Calendar year	12.8%	52.7%	34.8%	48.9%	53.6%	51.1%
Acquisition expense ratio	12.9%	28.2%	21.2%	12.0%	26.9%	19.0%
Operating expense ratio	14.1%	2.6%	7.8%	9.6%	2.8%	6.4%
Combined ratio	39.8%	83.5%	63.8%	70.5%	83.3%	76.5%

11

Underwriting and Reserves
Gross Premiums Written
	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Property Segment
Catastrophe	$803,552	$755,970	$1,666,549	$1,793,057
Catastrophe - gross reinstatement premiums	(219)	5,353	22,875	99,391
Total catastrophe gross premiums written	$803,333	$761,323	$1,689,424	$1,892,448
Other property	413,035	423,725	868,447	906,924
Other property - gross reinstatement premiums	1,954	(1,493)	3,958	1,003
Total other property gross premiums written	$414,989	$422,232	$872,405	$907,927
Property segment gross premiums written	$1,218,322	$1,183,555	$2,561,829	$2,800,375

Casualty and Specialty Segment
General casualty (1)	$322,733	$286,686	$802,875	$629,856
Professional liability (2)	448,801	306,387	998,520	620,759
Financial lines (3)	219,480	86,175	478,584	230,561
Other (4)	255,304	231,354	565,795	465,049
Casualty and Specialty segment gross premiums written	$1,246,318	$910,602	$2,845,774	$1,946,225

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written
	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Property Segment
Catastrophe	$497,531	$397,857	$1,078,123	$970,692
Catastrophe - net reinstatement premiums	973	5,415	22,168	92,700
Total catastrophe net premiums written	$498,504	$403,272	$1,100,291	$1,063,392
Other property	388,013	401,983	674,122	747,834
Other property - net reinstatement premiums	1,458	(1,921)	3,728	569
Total other property net premiums written	$389,471	$400,062	$677,850	$748,403
Property segment net premiums written	$887,975	$803,334	$1,778,141	$1,811,795

Casualty and Specialty Segment
General casualty (1)	$268,076	$234,950	$672,352	$519,540
Professional liability (2)	355,072	236,660	787,228	483,014
Financial lines (3)	152,696	59,860	333,126	156,775
Other (4)	199,797	177,487	457,986	365,252
Casualty and Specialty segment net premiums written	$975,641	$708,957	$2,250,692	1,524,580

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned
	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Property Segment
Catastrophe	$278,797	$266,894	$536,599	$520,589
Catastrophe - net reinstatement premiums	973	5,415	22,168	92,700
Total catastrophe net premiums earned	$279,770	$272,309	$558,767	$613,289
Other property	342,354	290,009	679,677	551,705
Other property - net reinstatement premiums	1,458	(1,921)	3,728	569
Total other property net premiums earned	$343,812	$288,088	$683,405	$552,274
Property segment net premiums earned	$623,582	$560,397	$1,242,172	$1,165,563

Casualty and Specialty Segment
General casualty (1)	$285,526	$212,400	$576,281	$396,882
Professional liability (2)	272,403	192,111	583,640	362,631
Financial lines (3)	86,652	81,003	170,491	165,697
Other (4)	188,221	146,879	370,224	255,853
Casualty and Specialty segment net premiums earned	$832,802	$632,393	$1,700,636	$1,181,063

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2022
Property	$1,867,749	$1,863,120	$2,168,573	$5,899,442
Casualty and Specialty	1,875,398	147,793	5,520,173	7,543,364
Total	$3,743,147	$2,010,913	$7,688,746	$13,442,806

December 31, 2021
Property	$1,555,210	$1,996,760	$2,825,718	$6,377,688
Casualty and Specialty	1,784,334	128,065	5,004,543	6,916,942
Total	$3,339,544	$2,124,825	$7,830,261	$13,294,630

15

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended June 30, 2022			Three months ended June 30, 2021
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$13,510,304	$4,319,490	$9,190,814	$10,953,383	$3,160,667	$7,792,716
Incurred claims and claim expenses
Current year	883,768	134,572	749,196	697,608	125,558	572,050
Prior years	(84,550)	(41,593)	(42,957)	(31,502)	20,527	(52,029)
Total incurred claims and claim expenses	799,218	92,979	706,239	666,106	146,085	520,021
Paid claims and claim expenses
Current year	25,808	2,474	23,334	54,904	4,377	50,527
Prior years	690,613	169,439	521,174	626,860	117,522	509,338
Total paid claims and claim expenses	716,421	171,913	544,508	681,764	121,899	559,865
Foreign exchange (1)	(150,295)	(34,097)	(116,198)	7,017	2,785	4,232
Reserve for claims and claim expenses, end of period	$13,442,806	$4,206,459	$9,236,347	$10,944,742	$3,187,638	$7,757,104

	Six months ended June 30, 2022			Six months ended June 30, 2021
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$13,294,630	$4,268,669	$9,025,961	$10,381,138	$2,926,010	$7,455,128
Incurred claims and claim expenses
Current year	1,903,364	294,602	1,608,762	1,919,589	471,456	1,448,133
Prior years	(86,591)	(25,801)	(60,790)	(3,237)	57,824	(61,061)
Total incurred claims and claim expenses	1,816,773	268,801	1,547,972	1,916,352	529,280	1,387,072
Paid claims and claim expenses
Current year	45,584	4,460	41,124	72,973	7,695	65,278
Prior years	1,421,938	291,959	1,129,979	1,249,679	253,853	995,826
Total paid claims and claim expenses	1,467,522	296,419	1,171,103	1,322,652	261,548	1,061,104
Foreign exchange (1)	(201,075)	(34,592)	(166,483)	(30,096)	(6,104)	(23,992)
Reserve for claims and claim expenses, end of period	$13,442,806	$4,206,459	$9,236,347	$10,944,742	$3,187,638	$7,757,104
(1)    Reflects the impact of the foreign exchange revaluation of the net reserve for claims and claim expenses denominated in non-U.S. dollars as at the balance sheet date.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. (“DaVinciRe”), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. (“Vermeer”), Fontana Holdings L.P. and its subsidiaries (“Fontana”), and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. (“Medici”). Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Management fee income
Joint ventures	$17,703	$14,741	$31,098	$25,869
Structured reinsurance products and other	6,649	8,677	13,873	17,451
Managed funds	6,355	8,552	12,958	17,174
Total management fee income	30,707	31,970	57,929	60,494

Performance fee income (loss)
Joint ventures	1,037	7,347	934	8,903
Structured reinsurance products and other	2,486	2,581	3,420	1,288
Managed funds	25	4,259	322	(539)
Total performance fee income (loss) (1)	3,548	14,187	4,676	9,652
Total fee income	$34,255	$46,157	$62,605	$70,146
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Six months ended
Fee income contributing to:	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Underwriting income (loss) (1)	$12,751	$19,239	$24,912	$29,769
Earnings from equity method investments (2)	27	17	50	33
Redeemable noncontrolling interests (3)	21,477	26,901	37,642	40,344
Total fee income	$34,255	$46,157	$62,604	$70,146

(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe, Top Layer Reinsurance Ltd., Vermeer, Fontana, and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and Medici. Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Management fee income
Joint ventures	$17,703	$13,395	$8,603	$8,602	$14,741
Structured reinsurance products and other	6,649	7,224	8,542	8,646	8,677
Managed funds	6,355	6,603	7,578	6,606	8,552
Total management fee income	30,707	27,222	24,723	23,854	31,970

Performance fee income (loss)
Joint ventures	1,037	(103)	2,352	2,980	7,347
Structured reinsurance products and other	2,486	934	2,392	1,237	2,581
Managed funds	25	296	555	264	4,259
Total performance fee income (loss) (1)	3,548	1,127	5,299	4,481	14,187
Total fee income	$34,255	$28,349	$30,022	$28,335	$46,157
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
Fee income contributing to:	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Underwriting income (loss) (1)	$12,751	$12,161	$18,074	$19,444	$19,239
Earnings from equity method investments (2)	27	23	—	17	17
Redeemable noncontrolling interests (3)	21,477	16,165	11,948	8,874	26,901
Total fee income	$34,255	$28,349	$30,022	$28,335	$46,157

(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe, Medici, Vermeer and Fontana (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is attributable to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Redeemable noncontrolling interests - DaVinciRe	$(58,822)	$(84,266)	$(33,499)	$(44,332)
Redeemable noncontrolling interests - Medici	26,887	(11,989)	32,174	1,454
Redeemable noncontrolling interests - Vermeer	(22,937)	(17,289)	(41,635)	(23,816)
Redeemable noncontrolling interests - Fontana	5,541	—	5,541	—
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(49,331)	$(113,544)	$(37,419)	$(66,694)

	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(123,828)	$(109,848)	$(203,926)	$(97,107)
Non-Operating (income) loss attributable to redeemable noncontrolling interests	74,497	(3,696)	166,507	30,413
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(49,331)	$(113,544)	$(37,419)	$(66,694)
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests

A summary of the Company’s redeemable noncontrolling interests on its consolidated balance sheets is set forth below:

	June 30, 2022	December 31, 2021
Redeemable noncontrolling interests - DaVinciRe	$1,762,677	$1,499,451
Redeemable noncontrolling interests - Medici	1,052,560	856,820
Redeemable noncontrolling interests - Vermeer	1,269,417	1,197,782
Redeemable noncontrolling interests - Fontana	268,143	—
Redeemable noncontrolling interests	$4,352,797	$3,554,053
A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	June 30, 2022	December 31, 2021
DaVinciRe	66.2%	71.3%
Medici	87.0%	85.3%
Vermeer	100.0%	100.0%
Fontana	68.4%	—%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Revenues
Gross premiums written	$307,002	$243,627	$732,317	$585,660
Net premiums written	$275,753	$205,907	$674,942	$521,383
Decrease (increase) in unearned premiums	(101,648)	(69,833)	(334,806)	(224,727)
Net premiums earned	174,105	136,074	340,136	296,656
Net investment income	17,015	7,118	25,983	15,379
Net foreign exchange gains (losses)	585	597	997	7
Net realized and unrealized gains (losses) on investments	(76,020)	4,389	(193,671)	(22,409)
Total revenues	115,685	148,178	173,445	289,633
Expenses
Net claims and claim expenses incurred	(17,016)	(19,754)	40,843	147,789
Acquisition expenses	22,673	31,593	42,255	47,910
Operational and corporate expenses	19,438	16,377	34,504	28,083
Interest expense	1,858	1,858	3,716	3,716
Total expenses	26,953	30,074	121,318	227,498
Income (loss) before taxes	88,732	118,104	52,127	62,135
Income tax benefit (expense)	—	(1)	—	(1)
Net income (loss) available (attributable) to DaVinciRe common shareholders	$88,732	$118,103	$52,127	$62,134

Net claims and claim expenses incurred - current accident year	$22,533	$8,270	$90,668	$189,986
Net claims and claim expenses incurred - prior accident years	(39,549)	(28,024)	(49,825)	(42,197)
Net claims and claim expenses incurred - total	$(17,016)	$(19,754)	$40,843	$147,789

Net claims and claim expense ratio - current accident year	12.9%	6.1%	26.7%	64.0%
Net claims and claim expense ratio - prior accident years	(22.7)%	(20.6)%	(14.7)%	(14.2)%
Net claims and claim expense ratio - calendar year	(9.8)%	(14.5)%	12.0%	49.8%
Underwriting expense ratio	24.2%	35.2%	22.6%	25.6%
Combined ratio	14.4%	20.7%	34.6%	75.4%

21

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Three months ended		Three months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Fixed maturity investments trading	$76,547	$59,510	$63,294	$53,679
Short term investments	4,397	782	1,461	601
Equity investments trading	4,516	1,626	4,516	1,626
Other investments
Catastrophe bonds	20,235	16,681	2,986	3,521
Other	6,894	9,339	6,894	9,339
Cash and cash equivalents	(95)	159	(99)	174
	112,494	88,097	79,052	68,940
Investment expenses	(5,283)	(7,172)	(4,069)	(5,958)
Net investment income	$107,211	$80,925	$74,983	$62,982

Net investment income return - annualized	2.1%	1.5%	2.2%	1.8%

Net realized and unrealized gains (losses) on:
Fixed maturity investments trading	(436,974)	97,176	(378,897)	93,742
Investments-related derivatives	(66,078)	(9,329)	(67,359)	(8,930)
Equity investments trading	(91,512)	65,566	(91,467)	65,470
Other investments
Catastrophe bonds	(24,660)	2	(3,465)	(494)
Other	(34,883)	37,603	(34,883)	37,603
Net realized and unrealized gains (losses) on investments	(654,107)	191,018	(576,071)	187,391
Total investment result	$(546,896)	$271,943	$(501,088)	$250,373

Average invested assets	$20,724,513	$21,396,100	$13,941,090	$13,969,913

Total investment return - annualized	(10.1)%	5.2%	(13.6)%	7.4%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

22

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Six months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Fixed maturity investments trading	$138,964	$122,443	$118,968	$110,429
Short term investments	5,533	1,355	2,103	877
Equity investments trading	7,270	3,117	7,270	3,117
Other investments
Catastrophe bonds	37,595	31,149	5,672	6,872
Other	12,446	13,140	12,446	13,140
Cash and cash equivalents	(136)	261	(124)	280
	201,672	171,465	146,335	134,715
Investment expenses	(10,770)	(10,736)	(8,677)	(9,135)
Net investment income	$190,902	$160,729	$137,658	$125,580

Net investment income return - annualized	1.8%	1.5%	2.0%	1.8%

Net realized and unrealized gains (losses) on:
Fixed maturity investments trading	(1,022,303)	(179,444)	(883,312)	(165,308)
Investments-related derivatives	(106,366)	5,532	(107,095)	7,497
Equity investments trading	(140,201)	(2,356)	(140,207)	(2,468)
Other investments
Catastrophe bonds	(32,921)	(19,081)	(4,747)	(11,822)
Other	(25,333)	40,804	(25,333)	40,804
Net realized and unrealized gains (losses) on investments	(1,327,124)	(154,545)	(1,160,694)	(131,297)
Total investment result	$(1,136,222)	$6,184	$(1,023,036)	$(5,717)

Average invested assets	$20,963,895	$21,471,972	$14,166,678	$14,174,123

Total investment return - annualized	(10.5)%	0.1%	(13.9)%	(0.1)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

23

Investments
Investments Composition

	June 30, 2022				December 31, 2021
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)
Fixed maturity investments trading, at fair value	$13,085,367	$(663,887)	$10,647,275	$(581,856)	$13,507,131	$(45,448)	$11,417,402	$(37,677)
Short term investments, at fair value	4,429,483	—	994,099	—	5,298,385	—	1,450,158	—
Equity investments trading, at fair value	692,747	(19,542)	692,464	(19,655)	546,016	156,245	545,708	156,120

Catastrophe bonds	1,261,145	(91,134)	192,323	(39,686)	1,104,034	(63,665)	217,493	(36,249)
Direct private equity investments	81,610	(16,531)	81,610	(16,531)	88,373	(4,768)	88,373	(4,768)
Fund investments	871,477	93,929	871,477	93,929	725,802	138,045	725,803	138,046
Term loans	100,000	—	100,000	—	74,850	—	74,850	—
Other investments, at fair value	2,314,232	(13,736)	1,245,410	37,712	1,993,059	69,612	1,106,519	97,029
Investments in other ventures, under equity method	75,979	—	75,979	—	98,068	—	98,068	—
Total investments	$20,597,808	$(697,165)	$13,655,227	$(563,799)	$21,442,659	$180,409	$14,617,855	$215,472

	June 30, 2022		December 31, 2021
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (3)	3.9%	4.1%	1.6%	1.8%
Average duration of investments, in years (3)	2.6	3.3	2.8	3.5
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.
(3)Excludes equity investments trading, at fair value, direct private equity investments, private equity funds and investments in other ventures, under equity method as these investments have no final maturity, anticipated yield to maturity or duration.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
June 30, 2022	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading
U.S. treasuries	$6,012,779	$—	$6,012,779	$—	$—	$—	$—	$—
Agencies	366,752	76,180	290,572	—	—	—	—	—
Non-U.S. government	450,590	239,382	186,638	7,627	15,869	1,074	—	—
Corporate (2)	3,901,805	148,871	390,286	1,318,435	1,052,733	966,281	25,199	—
Residential mortgage-backed	902,508	29,672	720,158	1,623	5,730	95,299	50,026	—
Commercial mortgage-backed	443,070	340,679	66,898	9,974	13,570	4,649	7,300	—
Asset-backed	1,007,863	692,876	184,764	62,510	33,277	27,447	6,989	—
Total fixed maturity investments trading	13,085,367	1,527,660	7,852,095	1,400,169	1,121,179	1,094,750	89,514	—

Short term investments	4,429,483	4,394,650	32,572	1,096	200	75	890	$—

Equity investments trading
Fixed income exchange traded funds (3)	413,101	—	—	—	208,443	204,658	—	—
Other equity investments trading	279,646	—	—	—	—	—	—	279,646
Total equity investments trading	692,747	—	—	—	208,443	204,658	—	279,646

Other investments
Catastrophe bonds	1,261,145	—	—	—	—	1,261,145	—	—
Direct private equity investments	81,610	—	—	—	—	—	—	81,610
Term loans	100,000	—	—	100,000	—	—	—	—
Fund investments:
Private credit funds	619,003	—	—	—	—	—	—	619,003
Private equity funds	252,474	—	—	—	—	—	—	252,474
Total other investments	2,314,232	—	—	100,000	—	1,261,145	—	953,087

Investments in other ventures	75,979	—	—	—	—	—	—	75,979

Total investments	$20,597,808	$5,922,310	$7,884,667	$1,501,265	$1,329,822	$2,560,628	$90,404	$1,308,712
	100.0%	28.8%	38.3%	7.3%	6.5%	12.4%	0.4%	6.4%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The credit ratings included in this table are based on the credit rating of the underlying investment held in the exchange traded funds.

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
June 30, 2022	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading
U.S. treasuries	$4,909,359	$—	$4,909,359	$—	$—	$—	$—	$—
Agencies	297,845	61,543	236,302	—	—	—	—	—
Non-U.S. government	378,408	200,498	153,340	7,627	15,869	1,074	—	—
Corporate (3)	3,118,163	117,273	301,216	1,019,830	824,207	833,742	21,895	—
Residential mortgage-backed	614,286	20,947	441,200	1,623	5,730	95,299	49,487	—
Commercial mortgage-backed	364,734	267,950	62,611	8,654	13,570	4,649	7,300	—
Asset-backed	964,480	651,479	183,998	61,620	33,277	27,447	6,659	—
Total fixed maturity investments trading	10,647,275	1,319,690	6,288,026	1,099,354	892,653	962,211	85,341	—

Short term investments	994,099	959,244	32,594	1,096	200	75	890	—

Equity investments trading
Fixed income exchange traded funds (4)	413,101	—	—	—	208,443	204,658	—	—
Other equity investments trading	279,363	—	—	—	—	—	—	279,363
Total equity investments trading	692,464	—	—	—	208,443	204,658	—	279,363

Other investments
Catastrophe bonds	192,323	—	—	—	—	192,323	—	—
Direct private equity investments	81,610	—	—	—	—	—	—	81,610
Term loans	100,000	—	—	100,000	—	—	—	—
Fund investments:
Private credit funds	619,003	—	—	—	—	—	—	619,003
Private equity funds	252,474	—	—	—	—	—	—	252,474
Total other investments	1,245,410	—	—	100,000	—	192,323	—	953,087

Investments in other ventures	75,979	—	—	—	—	—	—	75,979

Total investments	$13,655,227	$2,278,934	$6,320,620	$1,200,450	$1,101,296	$1,359,267	$86,231	$1,308,429
	100.0%	16.7%	46.3%	8.8%	8.1%	10.0%	0.6%	9.6%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The credit ratings included in this table are based on the credit rating of the underlying investment held in the exchange traded funds.

26

Other Items
Earnings per Share

	Three months ended		Six months ended
(common shares in thousands)	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(324,913)	$456,818	$(719,326)	$165,884
Amount allocated to participating common shareholders (1)	(272)	(5,809)	(507)	(1,864)
Net income (loss) allocated to RenaissanceRe common shareholders	$(325,185)	$451,009	$(719,833)	$164,020
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	43,170	48,163	43,264	48,871
Per common share equivalents of non-vested shares	—	63	—	69
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	43,170	48,226	43,264	48,940
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(7.53)	$9.36	$(16.64)	$3.36
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(7.53)	$9.35	$(16.64)	$3.35
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.

27

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK, (4) the income tax expense or benefit associated with these adjustments and (5) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from these adjustments. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.” Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

28

Comments on Regulation G

	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(324,913)	$456,818	$(719,326)	$165,884
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	629,447	(191,016)	1,294,203	135,464
Adjustment for net foreign exchange losses (gains)	50,821	(3,234)	66,307	19,554
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK	—	—	—	135
Adjustment for income tax expense (benefit) (1)	(42,726)	11,786	(84,600)	(8,179)
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (2)	(74,497)	3,696	(166,507)	(30,413)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$238,132	$278,050	$390,077	$282,445

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(7.53)	$9.35	$(16.64)	$3.35
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	14.58	(3.96)	29.91	2.77
Adjustment for net foreign exchange losses (gains)	1.18	(0.07)	1.53	0.40
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK	—	—	—	—
Adjustment for income tax expense (benefit) (1)	(0.99)	0.24	(1.96)	(0.17)
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (2)	(1.73)	0.08	(3.85)	(0.62)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$5.51	$5.64	$8.99	$5.73

Return on average common equity - annualized	(25.1)%	27.6%	(26.6)%	4.9%
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	48.7%	(11.5)%	47.8%	4.0%
Adjustment for net foreign exchange losses (gains)	3.9%	(0.2)%	2.5%	0.6%
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK	—%	—%	—%	—%
Adjustment for income tax expense (benefit) (1)	(3.3)%	0.7%	(3.1)%	(0.2)%
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (2)	(5.8)%	0.2%	(6.2)%	(0.9)%
Operating return on average common equity - annualized	18.4%	16.8%	14.4%	8.4%
(1)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(2)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

29

Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	June 30, 2022	June 30, 2021
Book value per common share	$113.69	$139.35
Adjustment for goodwill and other intangibles (1)	(5.90)	(5.60)
Tangible book value per common share	107.79	133.75
Adjustment for accumulated dividends	24.26	22.80
Tangible book value per common share plus accumulated dividends	$132.05	$156.55

Quarterly change in book value per common share	(6.4)%	6.3%
Quarterly change in tangible book value per common share plus change in accumulated dividends	(6.4)%	6.7%
Year to date change in book value per common share	(14.0)%	0.6%
Year to date change in tangible book value per common share plus change in accumulated dividends	(14.0)%	1.0%
(1)At June 30, 2022 and 2021, goodwill and other intangibles included $18.3 million and $22.4 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

30

Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended June 30, 2022			Three months ended June 30, 2021
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$76,547	$(13,253)	$63,294	$59,510	$(5,831)	$53,679
Short term investments	4,397	(2,936)	1,461	782	(181)	601
Equity investments trading	4,516	—	4,516	1,626	—	1,626
Other investments
Catastrophe bonds	20,235	(17,249)	2,986	16,681	(13,160)	3,521
Other	6,894	—	6,894	9,339	—	9,339
Cash and cash equivalents	(95)	(4)	(99)	159	15	174
	112,494	(33,442)	79,052	88,097	(19,157)	68,940
Investment expenses	(5,283)	1,214	(4,069)	(7,172)	1,214	(5,958)
Net investment income	$107,211	$(32,228)	$74,983	$80,925	$(17,943)	$62,982

Net investment income return - annualized	2.1%	0.1%	2.2%	1.5%	0.3%	1.8%

Net realized and unrealized gains (losses) on:
Fixed maturity investments trading	(436,974)	58,077	(378,897)	97,176	(3,434)	93,742
Investments-related derivatives	(66,078)	(1,281)	(67,359)	(9,329)	399	(8,930)
Equity investments trading	(91,512)	45	(91,467)	65,566	(96)	65,470
Other investments
Catastrophe bonds	(24,660)	21,195	(3,465)	2	(496)	(494)
Other	(34,883)	—	(34,883)	37,603	—	37,603
Net realized and unrealized gains (losses) on investments	(654,107)	78,036	(576,071)	191,018	(3,627)	187,391
Total investment result	$(546,896)	$45,808	$(501,088)	$271,943	$(21,570)	$250,373

Average invested assets	$20,724,513	$(6,783,423)	$13,941,090	$21,396,100	$(7,426,187)	$13,969,913

Total investment return - annualized	(10.1)%	(3.5)%	(13.6)%	5.2%	2.2%	7.4%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

31

Comments on Regulation G
Retained Total Investment Result

	Six months ended June 30, 2022			Six months ended June 30, 2021
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$138,964	$(19,996)	$118,968	$122,443	$(12,014)	$110,429
Short term investments	5,533	(3,430)	2,103	1,355	(478)	877
Equity investments trading	7,270	—	7,270	3,117	—	3,117
Other investments
Catastrophe bonds	37,595	(31,923)	5,672	31,149	(24,277)	6,872
Other	12,446	—	12,446	13,140	—	13,140
Cash and cash equivalents	(136)	12	(124)	261	19	280
	201,672	(55,337)	146,335	171,465	(36,750)	134,715
Investment expenses	(10,770)	2,093	(8,677)	(10,736)	1,601	(9,135)
Net investment income	$190,902	$(53,244)	$137,658	$160,729	$(35,149)	$125,580

Net investment income return - annualized	1.8%	0.2%	2.0%	1.5%	0.3%	1.8%

Net realized and unrealized gains (losses) on:
Fixed maturity investments trading	(1,022,303)	138,991	(883,312)	(179,444)	14,136	(165,308)
Investments-related derivatives	(106,366)	(729)	(107,095)	5,532	1,965	7,497
Equity investments trading	(140,201)	(6)	(140,207)	(2,356)	(112)	(2,468)
Other investments
Catastrophe bonds	(32,921)	28,174	(4,747)	(19,081)	7,259	(11,822)
Other	(25,333)	—	(25,333)	40,804	—	40,804
Net realized and unrealized gains (losses) on investments	(1,327,124)	166,430	(1,160,694)	(154,545)	23,248	(131,297)
Total investment result	$(1,136,222)	$113,186	$(1,023,036)	$6,184	$(11,901)	$(5,717)

Average invested assets	$20,963,895	$(6,797,217)	$14,166,678	$21,471,972	$(7,297,849)	$14,174,123

Total investment return - annualized	(10.5)%	(3.4)%	(13.9)%	0.1%	(0.2)%	(0.1)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

32

Comments on Regulation G
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to "retained total investments."

	June 30, 2022			December 31, 2021
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading
U.S. treasuries	6,012,779	(1,103,420)	4,909,359	6,247,779	(1,072,776)	5,175,003
Agencies	366,752	(68,907)	297,845	361,684	(58,997)	302,687
Non-U.S. government	450,590	(72,182)	378,408	549,613	(83,792)	465,821
Corporate (4)	3,901,805	(783,642)	3,118,163	3,689,286	(532,730)	3,156,556
Residential mortgage-backed	902,508	(288,222)	614,286	955,301	(222,661)	732,640
Commercial mortgage-backed	443,070	(78,336)	364,734	634,925	(74,577)	560,348
Asset-backed	1,007,863	(43,383)	964,480	1,068,543	(44,196)	1,024,347
Total fixed maturity investments trading	13,085,367	(2,438,092)	10,647,275	13,507,131	(2,089,729)	11,417,402

Short term investments	$4,429,483	$(3,435,384)	$994,099	$5,298,385	$(3,848,227)	$1,450,158

Equity investments trading
Fixed income exchange traded funds	413,101	—	413,101	90,422	—	90,422
Other equity investments trading	279,646	(283)	279,363	455,594	(308)	455,286
Total equity investments trading	692,747	(283)	692,464	546,016	(308)	545,708

Other investments
Catastrophe bonds	1,261,145	(1,068,822)	192,323	1,104,034	(886,541)	217,493
Direct private equity investments	81,610	—	81,610	88,373	—	88,373
Term loans	100,000	—	100,000	74,850	—	74,850
Fund investments:
Private credit funds	619,003	—	619,003	473,112	—	473,112
Private equity funds	252,474	—	252,474	241,297	—	241,297
Hedge funds	—	—	—	11,393	1	11,394
Total other investments	2,314,232	(1,068,822)	1,245,410	1,993,059	(886,540)	1,106,519

Investments in other ventures	75,979	—	75,979	98,068	—	98,068

Total investments	$20,597,808	(6,942,581)	$13,655,227	21,442,659	(6,824,804)	14,617,855

(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

33

Comments on Regulation G
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss)".

	June 30, 2022			December 31, 2022
Type of Investment	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)
Fixed maturity investments trading, at fair value	$(663,887)	$82,031	$(581,856)	$(45,448)	$7,771	$(37,677)
Equity investments trading, at fair value	(19,542)	$(113)	(19,655)	156,245	$(125)	156,120

Catastrophe bonds	(91,134)	$51,448	(39,686)	(63,665)	$27,416	(36,249)
Direct private equity investments	(16,531)	$—	(16,531)	(4,768)	$—	(4,768)
Fund investments	93,929	$—	93,929	138,045	$1	138,046
Other investments, at fair value	(13,736)	$51,448	37,712	69,612	$27,417	97,029
Total investments	$(697,165)	$133,366	$(563,799)	$180,409	$35,063	$215,472
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

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Comments on Regulation G

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to "operating (income) loss attributable to redeemable noncontrolling interests."

	Three months ended		Six months ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(49,331)	$(113,544)	$(37,419)	$(66,694)
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	54,227	(3,131)	135,618	15,989
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	20,270	(565)	30,889	14,425
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	74,497	(3,696)	166,507	30,414
Operating (income) loss attributable to redeemable noncontrolling interests	$(123,828)	$(109,848)	$(203,926)	$(97,108)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

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